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                          SUPPLEMENT DATED JUNE 3, 2002
                           TO THE PROFUNDS PROSPECTUS
                                DATED MAY 1, 2002


      On June 3, 2002, Precious Metals UltraSector ProFund and UltraDow 30 ProFund will open for investment and commence investment operations.

      The following ProFunds will begin investment operations if a minimum initial investment is made in the ProFund:

Asia 30 ProFund
Airlines UltraSector ProFund
Consumer Cyclical UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund
Leisure Goods & Services UltraSector ProFund
Industrial UltraSector ProFund
Oil Drilling Equipment & Services UltraSector ProFund

      The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount.

          Investors should retain this supplement for future reference.